Capital Group Global Growth Equity ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 99.40% Information technology 30.92%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,682,963	$630,404
SK hynix, Inc.	541,402	399,324
Micron Technology, Inc.	927,282	382,383
Broadcom, Inc.	983,400	314,245
ASML Holding NV	168,903	246,157
Microsoft Corp.	571,450	224,431
Samsung Electronics Co., Ltd.	1,098,423	165,317
NVIDIA Corp.	829,378	146,958
Western Digital Corp.	203,474	56,912
Shopify, Inc., Class A, subordinate voting shares (a)	470,320	56,782
EPAM Systems, Inc. (a)	362,982	51,180
Intel Corp. (a)	979,589	44,679
Cloudflare, Inc., Class A (a)	254,688	43,855
Ciena Corp. (a)	121,764	42,459
Apple, Inc.	158,420	41,851
Ubiquiti, Inc.	54,483	41,788
Capgemini SE	295,275	37,315
		2,926,040
Industrials 17.11%
Airbus SE, non-registered shares	618,086	134,556
Siemens AG	431,834	126,237
Safran SA	303,163	121,794
Comfort Systems USA, Inc.	78,549	112,276
General Electric Co.	322,619	110,420
Boeing Co. (The) (a)	399,931	90,996
Saab AB, Class B	1,253,509	90,727
Ryanair Holdings PLC (ADR)	1,342,954	90,636
BAE Systems PLC	2,997,298	85,310
ATI, Inc. (a)	505,547	82,702
ASSA ABLOY AB, Class B	1,818,132	77,659
TransDigm Group, Inc.	57,058	74,335
GT Capital Holdings, Inc.	5,901,190	68,565
FTAI Aviation, Ltd.	208,504	63,760
Core & Main, Inc., Class A (a)	1,091,729	59,128
DSV A/S	215,888	55,836
Copart, Inc. (a)	1,328,704	50,610
Mitsubishi Heavy Industries, Ltd.	1,276,700	40,991
Rocket Lab Corp. (a)	556,043	38,423
Hanwha Aerospace Co., Ltd.	39,019	32,414
Alliance Global Group, Inc.	79,922,900	11,919
		1,619,294
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary 12.48%	Shares	Value (000)
Starbucks Corp.	1,343,875	$131,727
Prosus NV, Class N	2,258,286	116,102
MercadoLibre, Inc. (a)	62,185	109,295
LKQ Corp.	2,599,303	86,063
Booking Holdings, Inc.	18,559	78,678
Chipotle Mexican Grill, Inc. (a)	2,019,984	75,184
Amazon.com, Inc. (a)	321,978	67,615
LVMH Moet Hennessy-Louis Vuitton SE	103,757	66,706
MGM China Holdings, Ltd.	40,687,788	65,114
Hyundai Motor Co.	131,037	61,397
General Motors Co.	770,468	60,643
Trip.com Group, Ltd. (ADR)	970,190	51,051
Renault SA	1,274,708	48,364
Compagnie Financiere Richemont SA, Class A	234,713	48,005
Alibaba Group Holding, Ltd. (ADR)	324,398	46,749
Industria de Diseno Textil SA	690,544	46,362
Carvana Co., Class A (a)	65,328	21,830
		1,180,885
Financials 12.17%
Citigroup, Inc.	1,559,393	171,830
Aon PLC, Class A	487,022	163,381
3i Group PLC	2,855,459	127,836
Prudential PLC	7,678,845	117,713
Banco Bilbao Vizcaya Argentaria SA	4,822,099	112,532
Societe Generale	1,238,129	108,055
Brookfield Corp., Class A	2,221,197	97,377
Visa, Inc., Class A	284,770	91,166
Fiserv, Inc. (a)	1,297,919	80,847
Aviva PLC	6,695,817	61,902
CVC Capital Partners PLC	1,344,192	19,203
		1,151,842
Health care 9.76%
Vertex Pharmaceuticals, Inc. (a)	255,036	126,710
Eli Lilly and Co.	84,599	88,997
UnitedHealth Group, Inc.	288,320	84,556
Regeneron Pharmaceuticals, Inc.	98,421	76,933
Argenx SE (ADR) (a)	96,279	73,838
Thermo Fisher Scientific, Inc.	139,716	72,808
Sanofi	675,939	65,652
Pfizer, Inc.	2,096,205	57,960
Cigna Group (The)	185,170	53,666
EssilorLuxottica SA	189,936	50,541
Haleon PLC	9,120,413	49,865
Veeva Systems, Inc., Class A (a)	209,672	38,162
Centene Corp. (a)	680,747	30,552
Bayer AG	613,690	30,463
Alnylam Pharmaceuticals, Inc. (a)	70,236	23,383
		924,086
Communication services 6.05%
Alphabet, Inc., Class A	567,003	176,769
Meta Platforms, Inc., Class A	232,491	150,696
Publicis Groupe SA	876,626	78,121
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Communication services (continued)	Shares	Value (000)
Bharti Airtel, Ltd.	3,010,594	$62,190
Spotify Technology SA (a)	77,473	39,894
Netflix, Inc. (a)	368,454	35,460
Nintendo Co., Ltd.	512,800	29,537
		572,667
Consumer staples 5.30%
Nestle SA	1,041,234	113,732
Costco Wholesale Corp.	81,783	82,665
Dollar General Corp.	492,043	76,877
Carrefour SA, non-registered shares	3,275,770	62,105
Monster Beverage Corp. (a)	720,218	61,435
Pernod Ricard SA	570,799	52,783
Philip Morris International, Inc.	276,227	51,607
		501,204
Materials 4.38%
Agnico Eagle Mines, Ltd.	406,980	102,228
Linde PLC	151,554	77,002
Lynas Rare Earths, Ltd. (a)	5,582,615	75,405
Glencore PLC (a)	9,070,096	65,272
Amcor PLC	1,071,596	51,897
First Quantum Minerals, Ltd. (a)	1,436,256	43,002
		414,806
Energy 1.05%
Canadian Natural Resources, Ltd. (CAD denominated)	2,276,290	99,576
Utilities 0.18%
Oklo, Inc., Class A (a)	271,295	17,078
Total common stocks (cost: $7,670,036,000)		9,407,478
Short-term securities 0.57% Money market investments 0.57%
Capital Group Central Cash Fund 3.65% (b)(c)	534,299	53,430
Total short-term securities (cost: $53,422,000)		53,430
Total investment securities 99.97% (cost: $7,723,458,000)		9,460,908
Other assets less liabilities 0.03%		2,981
Net assets 100.00%		$9,463,889
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 0.57%
Money market investments 0.57%
Capital Group Central Cash Fund 3.65% (b)	$714	$1,992,199	$1,939,471	$(18)	$6	$53,430	$4,675

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 2/28/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-305-0426
Capital Group Global Growth Equity ETF — Page 5 of 5